Significant Accounting Policies: Software Development Costs (Policies)	12 Months Ended
Dec. 31, 2017
Policies
Software Development Costs

Software Development Costs

Software development costs primarily include internal and external labor expenses incurred to develop the software that powers our web hosted financing platform. Certain costs incurred during the application development stage are capitalized based on specific activities tracked, while costs incurred during the preliminary project stage and post-implementation/operation stage are expensed as incurred. Capitalized software development costs will be amortized over the estimated useful life of these costs, which is expected to be approximately three years. As of December 31, 2017, the software was considered to still be in development and had not been released for commercial use.